Exhibit 10.1.5.3

AMENDMENT
TO THE
CONSOLIDATED EDISON
THRIFT SAVINGS PLAN

Amending the Thrift Savings Plan
As Requested, Reviewed and Approved
By the Internal Revenue Service
In its Issuance of the

2017 Favorable Determination Letter

Dated December 2017

Exhibit 10.1.5.3

Whereas, in January 2017, the Consolidated Edison Company of New York, Inc. (“CECONY”) submitted to the Internal Revenue Service an Application for a Determination that the Consolidated Edison Thrift Savings Plan, as restated, meets the qualification requirements under Internal Revenue Code 401(a).

Whereas, On December 6, 2017, the Internal Revenue Service issued a Favorable Determination Letter (“2017 Favorable Letter”) that the Consolidated Edison Thrift Savings Plan, as submitted, meets the qualification requirements under Internal Revenue Code 401(a).

Whereas, the 2017 Favorable Determination Letter favorably took into account the amendments, below, which must be approved and adopted by the end of the Treasury Regulation 1.401(b) remedial amendment period.

Whereas, pursuant to the authority delegated by the Board of Trustees of the CECONY to the Plan Administrator, I am authorized to approve the following amendments.

Now, therefore, the Consolidated Edison Thrift Savings Plan is amended as follows:

Exhibit 10.1.5.3

Amendment Number 1

Article I, Definitions, is amended by adding two new definitions in their proper correct alphabetical order:

401(k) Formula means the cash or deferred arrangement that is administered in accordance with Code Section 401(k) and the Treasury Regulations promulgated thereunder. The 401(k) Formula may differ for each Group depending upon whether the Participant is member of Local 1-2, Local 3, or Local 503 or a Management Employee and who is the Participant’s Employer. The 401(k) Formula includes, if applicable to the particular Group, Roth Contributions.

401(m) Formula means the formula that provides Employer Matching Contributions and that is administered in accordance with Code Section 401(m) and the Treasury Regulations promulgated thereunder. The 401(m) Formula may differ for each Group depending upon, for example, whether the Participant is member of Local 1-2, Local 3, or Local 503 or a Management Employee or who is the Participant’s Employer.

Amendment Number 2

Article III, Contributions, Section 3.12, Auto Enrollment Feature, is amended by adding in the correct order, the Auto Enrollment Feature, the Auto Escalation Feature, and the True Up Feature, for certain Groups, each in its correct subsections:

Exhibit 10.1.5.3

(c)    Auto Enrollment Feature for a CECONY Management Employee, O&R Management Employee, or CEI Employee, who as of April 1, 2017, is neither participating in the 401(k) Formula nor making After-tax Contributions to the Thrift Savings Plan:

i.
Beginning April 1, 2017, or as soon thereafter as administratively practicable, each such CECONY Management Employee, O&R Management Employee, or CEI Employee will be covered by the Auto Enrollment Feature.

ii.
The contribution rate for each such CECONY Management Employee, O&R Management Employee, or CEI Employee will be set to equal two (2) percent of his or her straight-time pay. Contributions in the Auto Enrollment Feature are made under the 401(k) Formula; that is, under the Auto Enrollment Feature, Employee contributions are made on a pre-tax basis.

iii.
Employee contributions and Employer Matching Contributions will be invested in funds selected by such Employee. Each such Employee will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan, currently the Target Date Fund, with the date that is closest to the normal retirement date for such Employee.

iv.	Each CECONY Management Employee, O&R Management Employee, or CEI Employee will have an opportunity before

Exhibit 10.1.5.3

becoming a Participant to opt out or elect a different contribution percentage of his or her straight-time pay. Once enrolled, each such Employee can prospectively opt out or elect a different contribution percentage of his or her straight-time pay.

(d)    Auto Escalation Feature:        Effective with the first payroll period in July 2017, or as soon thereafter as administratively practicable, each CECONY Management Participant, O&R Management Participant, or CEI Participant, who is contributing at a rate of less than 10% will be governed by the following:

i.
Effective with the first payroll period in July of 2017, or as soon thereafter as administratively practicable, and in each July thereafter, the contribution rate for each such CECONY Management Participant, O&R Management Participant, or CEI Participant who has not opted out of the Auto Escalation Feature and is contributing less than ten (10) percent will be automatically increased by one (1) percentage point, until such Participant’s rat e reaches ten (10) percent. The Auto Escalation Feature is intended and designed to promote the participation of each such Participant at a rate of 10%.

ii.
Each such Participant will have the opportunity to opt out of the Auto Escalation Feature. Once he or she opts out of the Auto Escalation Feature, he or she will no longer be subject to the Auto Escalation Feature.

Exhibit 10.1.5.3

1.	Notice About the Auto Enrollment Feature and the Auto Escalation Feature

i.
Each such CECONY Management Employee, O&R Management Employee, or CEI Employee will receive a Notice about the Auto Enrollment Feature and will have an opportunity before becoming a Participant to opt out or elect a different contribution percentage of his or her straight-time pay.

ii.	Each such CECONY Management Participant, O&R Management Participant, or CEI Participant will receive a Notice about the Auto Escalation Feature respectively no less than 30 days prior to its .

iii.
The Notice will explain his or her rights: (i) to elect to have automatic contributions made at a different percentage and (ii) how automatic contributions will be invested in the absence of any investment election.

iv.
Effective beginning January 1, 2018, and each year thereafter, each such Participant who has not opted out of the Auto Escalation Feature and is contributing less than 10% will receive a Notice about the continuation of the Auto Escalation Feature no less than 30 days prior to April 2018, and every April thereafter.

v.	Each such CECONY Management Employee, O&R Management Employee, or CEI Employee will have an opportunity, after receipt of a Notice and before the first scheduled date that

Exhibit 10.1.5.3

the Auto Enrollment Feature becomes effective to elect out of participation. Each such CECONY Management Participant, O&R Management Participant, or CEI Participant will have an opportunity, after receipt of a Notice and before the first scheduled date that the Auto Escalation Feature becomes effective to elect to contribute a different percentage of his or her straight-time pay. In both cases, to be effective, an election to opt out or to contribute a different percentage must be received at least 14 days before the scheduled date that the Auto Enrollment Feature or the Auto Escalation Feature would otherwise apply to him or her.

vi.
If such Employee has not made an election to opt out of participation at least 14 days prior to the d ate the Auto Enrollment Feature would apply to her or him, an amount equal to two (2) percent of his or her straight-time pay will be withheld on a pre-tax basis and contributed to the 401(k) Formula in the Thrift Savings Plan

vii.	Once such Employee becomes a Participant, his or her Employee contributions can only be distributed in accordance with the terms of the Thrift Savings Plan and federal tax laws.

viii.
Employee contributions and Employer Matching Contributions will be invested in funds selected by the Participant. Each Participant will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan, currently the Target

Exhibit 10.1.5.3

Date Fund, with the date that is closest to the normal retirement date for the Participant.

2.	Increase in Employer Matching Contributions for CEI Participant
As of the first Payroll Period on or after January 1, 2013, or as soon as administratively practicable, and other than for each CEI Affiliate Participant who is a participant in the Retirement Plan, each CEI Affiliate will contribute an Employer Matching Contribution on behalf of each CEI Affiliate Participant, an amount equal to 100% of the first 4% of Compensation and 50% of the next 4% of Compensation of such contribution each month up to, but not to not to exceed, 6% of his or her Compensation for such month. Employer Matching Contributions will match first Pre-Tax Contributions, then Roth Contributions, then After-Tax Contributions. Employer Matching Contributions for a month will not exceed 6% of the Participant’s Compensation for such month.

3.	True-up Feature
In the event a CECONY Management Participant, O&R Management Participant or CET Participant elects to make Pre-Tax Contributions and/or After-Tax Contributions in an amount which, when taking into account his or her Employer Matching Contributions, exceeds the maximum annual additions, as defined the Thrift Savings Plan, or her or his Pre-tax Contributions and/or

Exhibit 10.1.5.3

Roth Contributions exceeds the maximum dollar limit on pre-tax or Roth Contributions, as set forth and determined by IRC Section 402(g), the Employer will contribute an additional Employer contribution on behalf of such Participant (“True- Up Contribution”). The True- up Contribution will be made as soon as administratively practicable after the end of the Plan Year, for each such CECONY Management Participant and CEI Participant who is employed at year end. The CECONY/CEI True-Up Contribution will equal the difference between 3% or 6%, as applicable, of such Participant’s Compensation on an annual basis minus his or her total Employer Matching Contributions made during the year.

Amendment Number 3

The following is the is the new language for the changes resulting from the Collective Bargaining Contract entered into June 2017, between Consolidated Edison Company of New York, Inc. (“CECONY”) and the International Brotherhood of Electrical Workers, IBEW, Local 3 (referred to in the Thrift Savings Plan as “Local 3”). When included in the Thrift Savings Plan document, each provision will be included in its proper Article, Section, and, if applicable, Subsection.

A.    Roth Contributions for Local 3 Employees.
Beginning with the first payroll period on or after January 1, 2018, or as soon thereafter as administratively

Exhibit 10.1.5.3

practicable, each Local 3 Employee participating in the Thrift Savings Plan may elect to make Roth contributions, which are made on an after-tax basis and are subject to the same in-service withdrawal rules as pre-tax contributions. Roth contributions will be eligible for Employer Matching Contributions.

B.    Local 3 Employee Contributions Based on a Percentage of Total Compensation.
1.    Beginning with the first payroll period on or after January 1, 2018, or as soon thereafter as administratively practicable, Local 3 Employee contributions will be based on a percentage of the Local 3 Employee’s Total Compensation. Each Local 3 Employee may contribute a minimum of one percent (1%) up to a maximum of fifty percent (50%) (in whole percentages) of his or her Total Compensation subject to applicable federal tax law restrictions. Each Local 3 Employee may elect to make his or her contributions on a pre-tax basis, a Roth contribution basis, or an after-tax basis, or any combination.

2.    Beginning with the first payroll period on or after January 1, 2018, or as soon thereafter as administratively practicable, each Local 3 Employee who is contributing to the Thrift Savings Plan on a dollar per hour basis will have his or her weekly contribution amount converted to a percentage of Total Compensation. The calculated percent will be rounded up to the next whole percent. If the calculated percent for a Local 3 Employee is less than one percent (1%), his or her contribution rate will be set to the minimum of one percent (1%).

Exhibit 10.1.5.3

C.    Employer Matching Contributions.
Beginning with the first payroll period on or after January 1, 2018, or as soon thereafter as administratively practicable, the Local 3 Employee contribution eligible for an Employer Matching Contribution will be expressed as a percentage of Total Compensation (“Participating Contribution”). The Maximum Employer Matching Contributions will be:

1.    Maximum Employer Matching Contributions for Local 3 Employees Covered Under the Final Average Pay Pension Formula.

Effective January 1, 2018, for each Local 3 Employee covered under the Final Average Pay Formula in the Retirement Plan, the Employer Matching Contribution for each week will be fifty percent (50%) of the first six percent (6%) of a Local 3 Employee’s Total Compensation contributed to the Thrift Savings Plan for the payroll period.     The Employer Matching Contributions will not exceed the Maximum Employer Matching Contributions as set forth below:

Exhibit 10.1.5.3

For Local 3 Employees Covered Under Final Average Pay Pension Formula
Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution*
January 1, 2018	$28.40	$1,477
January 1, 2019	$29.20	$1,518
January 1, 2020	$30.00	$1,560
January 1, 2021	$30.80	$1,602
*A Participant will be eligible to receive the Annual Maximum Employer Matching Contribution for a Plan Year if he or she had contributed at least six (6) percent of his or her Total Compensation to the Thrift Savings Plan during each week of the entire Plan Year.

2.    Maximum Employer Matching Contributions for Local 3 Employees Covered Under the Cash Balance Pension Formula.

a.    Effective January 1, 2018, for each Local 3 Employee covered under the Cash Balance Formula in the Retirement Plan, the Employer Matching Contribution for each week will be seventy-five percent (75%) of the first six percent (6%) of the Local 3 Employee’s Total Compensation contributed to the Thrift Savings Plan for the payroll period.

Exhibit 10.1.5.3

b.    The Employer Matching Contributions will not exceed the Maximum Employer Matching Contributions as set forth below:

For Employees Covered Under Cash Balance Pension Formula
Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution*
January 1, 2018	$42.60	$2,215
January 1, 2019	$43.80	$2,278
January 1, 2020	$45.00	$2,340
January 1, 2021	$46.20	$2,402
*A Participant will be eligible to receive the Annual Maximum Employer Matching Contribution for a Plan Year if he or she had contributed at least six (6) percent of his or her weekly Total Compensation to the Thrift Savings Plan during each week of the entire Plan Year.

3.    Maximum Employer Matching Contributions for Employees Covered Under the Defined Contribution Pension Formula.

Exhibit 10.1.5.3

a.    Effective January 1, 2018, for each Local 3 Employee covered under the Defined Contribution Pension Formula in the Thrift Savings Plan, the Employer Matching Contribution for each week will be one hundred percent (100%) of the first six percent (6%) of the Local 3 Employee’s Total Compensation contributed to the Thrift Savings Plan for the payroll period.

b.    The Employer Matching Contributions will not exceed the Maximum Employer Matching Contributions as set forth below:

For Employees Covered Under Defined Contribution Pension Formula
Calendar Year Beginning	Weekly Maximum Employer Matching Contribution	Annual Maximum Employer Matching Contribution*
January 1, 2018	$56.80	$2,954
January 1, 2019	$58.40	$3,037
January 1, 2020	$60.00	$3,120
January 1, 2021	$61.60	$3,203
*A Participant will be eligible to receive the Annual Maximum Employer Matching Contribution for a Plan Year if he or she had contributed at least six (6) percent of his or her weekly Total Compensation to the Thrift Savings Plan during each week of the entire Plan Year.

Exhibit 10.1.5.3

4.    True-Up Company Contribution.
a.    Effective for Plan Years on and after January 1, 2018, the Company will make a “True-Up Contribution” to each Local 3 Participant who is on the active payroll at the end of the Plan Year and who is eligible for a “True-Up Contribution,” as set forth below.

b.    A Local 3 Participant will be eligible for a True-Up Contribution if his or her contribution to the Thrift Savings Plan automatically stops before the end of the Plan Year because the IRS annual contribution limit was reached and he or she did not receive the Annual Maximum Employer Matching Contribution for the Plan Year.

c.    A “True-Up Contribution” is an Employer Matching Contribution in an amount equal to the difference between the applicable Annual Maximum Employer Matching Contributions for the Plan Year, shown in the charts above, and the amount actually contributed by the Company to the Local 3 Participant’s Employer Matching Contribution Subaccount in the Thrift Savings Plan account. The Company will make the True-Up Contribution as soon as administratively practicable after the end of a Plan Year.

D.    Auto Enrollment and Auto Escalation.
        1.    Auto (401k) Enrollment for Local 3 Employees Hired on or After January 1, 2018.
a.    Each Local 3 Employee hired on or after January 1, 2018, will be covered under the 401(k) Auto

Exhibit 10.1.5.3

Enrollment Feature in the Thrift Savings Plan and automatically will be enrolled for a 401(k) contribution as a payroll deduction in his or her first payroll period, or as soon thereafter as administratively practicable.

b.    The contribution rate for each Local 3 Employee who is covered under the automatic 401(k) enrollment feature will be set to equal two percent (2%) of his or her Total Compensation.

c.    Employee contributions and Employer Matching Contributions will be invested in funds selected by the Local 3 Employee. Each Local 3 Participant will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan.

d.    Each Local 3 Employee covered under the automatic 401(k) enrollment feature will have the opportunity, before the first automatic payroll deduction and contribution is made, to decline participation in the automatic 401(k) enrollment feature or to make an election to contribute a different whole percentage of his or her Total Compensation.

2.    401(k) Auto Enrollment for Local 3 Employees Hired Before January 1, 2018, and Not Participating in the Thrift Savings Plan.

Exhibit 10.1.5.3

a.    Effective the first payroll period in July 2018, or as soon thereafter as administratively practicable, each Local 3 Employee hired before January 1, 2018, who is not making either a pre-tax, after-tax or Roth contribution to the Thrift Savings Plan, will be covered under the 401(k) Auto Enrollment Feature and automatically will be enrolled for a 401(k) payroll deduction and contribution to the Thrift Savings Plan.

b.    The contribution rate for each Local 3 Employee hired before January 1, 2018, who is not making either a pre-tax, after-tax or Roth contribution and is automatically enrolled in the automatic 401(k) enrollment feature, will be two percent (2%) of his or her Total Compensation.

c.    Employee contributions and Employer Matching Contributions will be invested in funds selected by the Local 3 Employee. Each Local 3 Participant will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan.

d.    Each Local 3 Employee who is automatically enrolled in a 401(k) payroll deduction will have the opportunity, before July 1, 2018, to decline participation in the automatic 401(k) enrollment feature of the Thrift Savings Plan or to make an election to contribute a different whole percentage of

Exhibit 10.1.5.3

his or her Total Compensation. Once enrolled, each Local 3 Employee can prospectively decline participation in or make an election to contribute a different whole percentage of his or her Total Compensation.

3.    Auto Escalation for Local 3 Participants Who Contribute Less Than Two Percent (2%) in the Thrift Savings Plan.

a.    Effective the first payroll period in July 2018, or as soon thereafter as administratively practicable, each Local 3 Participant who is contributing at a rate of less than two percent (2%) will have his or her contribution rate increased to two percent (2%).

b.    Each Local 3 Participant will have the opportunity, before July 1, 2018, to decline participation in the Auto Escalation Feature or make an election to contribute a different whole percentage of his or her Total Compensation. Once enrolled in the Auto Escalation Feature, each Local 3 Participant can prospectively decline participation in or make an election to contribute a different whole percentage of his or her Total Compensation.

4.    Auto Escalation for Local 3 Participants Who Contribute at Least Two Percent (2%) But Less Than Ten Percent (10%) in the Thrift Savings Plan.

Exhibit 10.1.5.3

a.    Effective the first payroll period in July 2019, or as soon thereafter as administratively practicable, and in each July thereafter, each Local 3 Participant who is contributing at least two percent (2%) but less than ten percent (10%) to the Thrift Savings Plan will have his or her 401(k) contribution rate automatically increased by one (1) percentage point, until the Local 3 Participant’s contribution rate reaches ten percent (10%).

b.    Each participant will have the opportunity to decline participation in the Auto Escalation feature. Once he or she declines participation in the Auto Escalation feature, he or she will no longer be subject to the Auto Escalation feature.

5.    Notices about Auto Enrollment Feature and Auto Escalation Feature.
a.    Each Local 3 Employee hired on or after January 1, 2018, will receive a Notice about the Auto Enrollment Feature within sixty (60) days following his or her date of hire.

b.    Each Local 3 Employee who was hired before January 1, 2018, and is not participating or is participating, but at a contribution rate of less than two percent (2%), will receive a Notice about Auto Enrollment Feature or a Notice about Auto Escalation Feature, respectively, no less than sixty (60) days prior to July 1, 2018.

c.    The Notices will explain:

Exhibit 10.1.5.3

(1)    A Local 3 Employee’s right to opt out of participation in the Auto Enrollment Feature;

(2)    A Local 3 Employee’s right to elect to have automatic contributions made at a different percentage; and

(3)    How his or her contributions will be invested in the absence of any investment election by the Local 3 Employee.
d.    Each Local 3 Employee will have the opportunity after receipt of a Notice and before the Auto Enrollment Feature takes effect or before the first Auto Escalation Feature is triggered, as applicable, to make an election to opt out of participation in the Thrift Savings Plan or to contribute a different whole percentage of his or her Total Compensation. To be effective, Local 3 Employee elections must be received at least fourteen (14) days prior to the date the Auto Enrollment Feature or Auto Escalation Feature is triggered.

e.    Following the applicable waiting period, if the Local 3 Employee has not made an election to opt out of participation at least fourteen (14) days prior to the date the Auto Enrollment Feature or Auto Escalation Feature is triggered, an amount equal to the applicable percentage of his or her Total Compensation will be withheld on a pre-tax basis and contributed to the Thrift Savings Plan.

f.    Once a Local 3 Employee is enrolled, his or her Local 3 Employee contributions can only be distributed in accordance with the terms of the Thrift Savings Plan and federal tax laws.

Exhibit 10.1.5.3

Amendment Number 4

The following is the new language for the changes resulting from the Collective Bargaining Contract entered into in February 2017, between Orange and Rockland Utilities, Inc. (“O&R”) and the International Brotherhood of Electrical Workers, IBEW, Local 503 (referred to in the Thrift Savings Plan as “O&R Hourly Employee”). When included in the Thrift Savings Plan document, each provision will be included in its proper Article, Section, and, if applicable, Subsection.

A.	Auto Enrollment and Auto Escalation for O&R Hourly Employees Hired on or After June 1, 2017

i.
Each O&R Hourly Employee, hired on or after June 1, 2017, will be automatically enrolled in the Thrift Savings Plan (“Auto Enrollment Feature”) in the first payroll period, or as soon thereafter as administratively practicable, upon satisfaction of the 6-month Thrift Savings Plan eligibility requirement.

ii.	The pre-tax contribution rate for such O&R Hourly Employee will be set to equal two (2%) percent of his or her straight-time pay.

iii.	Employee contributions and Employer Matching Contributions will be invested in funds selected by the O&R Hourly Employee. Each O&R Hourly Employee will have access to all

Exhibit 10.1.5.3

investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan.

iv.
Each O&R Hourly Employee will have an opportunity before becoming a Participant to opt out or elect a different contribution percentage of his or her straight-time pay. Once enrolled, each O&R Hourly Employee can prospectively opt out or elect a different contribution percentage of his or her straight-time pay.

B.	Auto Enrollment Feature for an O&R Hourly Employee Hired Before June 1, 2017 and Not Participating in the Thrift Savings Plan:

i.
Effective the first payroll period in July 2018, an O&R Hourly Employee hired before June 1, 2017, who is not participating in the 401(k) Formula in the Thrift Savings Plan, will be automatically enrolled in the Thrift Savings Plan.

ii.	The pre-tax contribution rate for each O&R Hourly Employee hired before June 1, 2017, and not contributing will be set to equal two (2%) percent of his or her straight- time pay.

iii.	Employee contributions and Employer Matching

Exhibit 10.1.5.3

Contributions will be invested in funds selected by the O&R Hourly Employee. He or she will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan.

iv.
Each O&R Hourly Employee will have the opportunity before July 1, 2018, to opt out of or elect a different contribution percentage of his or her straight-time pay. Once enrolled, each O&R Hourly Employee can prospectively opt out of or elect a different contribution percentage of his or her straight-time pay.

C.	Auto Escalation Feature:

i.
Effective with the first payroll period in June 1, 2018, or as soon thereafter as administratively practicable, each O&R Hourly Employee who is contributing at a rate of less than 2% will have his or her contribution rate increased to 2%.

ii.	Each such O&R Hourly Employee will have the opportunity before June 1, 2018, to opt out of the Auto Escalation Feature or elect a different contribution percentage of his or her straight-time pay.

iii.	Once enrolled in the Auto Escalation Feature, each O&R Hourly Employee can prospectively opt out or elect a

Exhibit 10.1.5.3

different contribution percentage of his or her straight-time pay.

iv.
Effective with the first payroll period in June of 2019, or as soon thereafter as administratively practicable, and in each June thereafter, the contribution rate for each O&R Hourly Employee who has not opted out of the Auto Escalation Feature and is contributing less than ten (10%) percent to the Thrift Savings Plan will be automatically increased by one (1) percentage point, until the O&R Hourly Employee’s rate reaches ten (10%) percent.

v.
Each O&R Hourly Employee will have the opportunity to opt out of the Auto Escalation Feature. Once he or she opts out of the Auto Escalation Feature, he or she will no longer be subject to the Auto Escalation Feature.

D.	Notices about the Auto Enrollment Feature and the Auto Escalation Feature

i.
Each O&R Hourly Employee hired on or after June 1, 2017, will receive a Notice about the Auto Enrollment Feature within 60 days following his or her becoming eligible to participate in the Thrift Savings Plan.

ii.	Each O&R Hourly Employee who was hired before June 1, 2017, and is not participating or is participating, but at a contribution rate of less than 2%, will receive a Notice

Exhibit 10.1.5.3

about the Auto Enrollment Feature or a Notice about the Auto Escalation Feature, respectively, no less than 60 days prior to July 1, 2018.

iii.
Each O&R Hourly Employee will be given a Notice about the Auto Enrollment Feature and the Auto Escalation Feature prior to 60 days of the date the O&R Hourly Employee’s automatic contribution or contribution increase commences. The Notices will explain his or her rights: (i) to opt out of participation in the Auto Enrollment Feature; (ii) to elect to have automatic contributions made at a different percentage; and (iii) how automatic contributions will be invested in the absence of any investment election by the O&R Hourly Employee.

iv.
Each O&R Hourly Employee will have an opportunity, after receipt of a Notice and before the first scheduled date that the Auto Enrollment Feature or the Auto Escalation Feature, as applicable, becomes effective, to elect out of participation or to contribute a different percentage of his or her straight-time pay. To be effective, an O&R Hourly Employee’s election to opt out or to contribute a different percentage must be received at least 14 days before the scheduled date that the Auto Enrollment Feature or the Auto Escalation Feature would otherwise apply to him or her.

v.	If the O&R Hourly Employee has not made an election to opt-out of participation at least 14 days prior to the date

Exhibit 10.1.5.3

the Auto Enrollment Feature would apply to her or him, an amount equal to two (2%) percent of his or her straight-time pay will be withheld on a pre-tax basis and contributed to the Thrift Savings Plan.

vi.
Once an O&R Hourly Employee becomes an O&R Hourly Participant, his or her O&R Hourly Employee contributions can only be distributed in accordance with the terms of the Thrift Savings Plan and federal tax laws.

vii.
Employee contributions and Employer Matching Contributions will be invested in funds selected by the O&R Hourly Employee. Each O&R Hourly Employee will have access to all investment fund options available under the Thrift Savings Plan. If no fund has been selected, O&R Hourly Employee contributions and Employer Matching Contributions will be invested in the default investment option under the Thrift Savings Plan.

Amendment Number 5

Effective January 1, 2017, the amount of any Annual Variable Pay Award to be counted and included in the Employer Compensation Credit for a Management DCPF Participant has been increased from 25% to 36% of the Management DCPF Participant’s rate of base annual salary or pay in effect as of December 31st of the Plan Year prior to the Plan Year in which the Annual Variable Pay Award is paid.  The Section, Subsections

Exhibit 10.1.5.3

and provisions in the Defined Contribution Pension Formula that are affected by this limit are amended consistent with this limit.

Amendment Number 6

The Thrift Savings Plan did not previously and does not currently discriminate against same sex spouses. For the avoidance of doubt, whenever the term “Spouse” or “Surviving Spouse” is used it will include a same-sex spouse.

Exhibit 10.1.5.3

Amendment Number 7

Appendix A, Participating Employers, is amended by revising names of participating employers, date of participation, and, if applicable, date of termination from the Thrift Savings Plan as follows:

APPENDIX A
Participating Employers

A.    List of Participating Employers

The following list sets forth the Participating Employers, the effective date of each Employer’s participation, and the designation of those employees who will become Participants or continue their participation in the Plan.

Exhibit 10.1.5.3

Name of Company	Effective Date of Participation in the 401(k) and 401(m) formula	Eligible Employees	Effective Date of Termination as Participating Employer

Consolidated Edison Development, Inc.*	May 1, 1996	All otherwise Eligible Employees.
Consolidated Edison Solutions, Inc.	May 1, 1997	All otherwise Eligible Employees.
Consolidated Edison Communications, Inc.	February 1, 1999	All otherwise Eligible Employees.	March 16, 2006 all Eligible Employees
Consolidated Edison Energy, Inc.	March 1, 1998	All otherwise Eligible Employees.
Orange and Rockland Utilities, Inc.	January 1, 2001	All otherwise Eligible Employees
CED Operating Company, L.P.	June 1, 2000	Employees working at the Lakewood	May 8, 2008 all Eligible Employees
__________________________
*Consolidated Edison Development, Inc. Consolidated Edison Development Inc., Consolidated Edison Energy Inc., and Consolidated Edison Solutions Inc., are each directly owned by “Con Edison Clean Energy Businesses, Inc.” which is a subsidiary of Consolidated Edison Inc. Competitive Shared Services is a wholly owned subsidiary of Consolidated Edison Energy, Inc. Effective January 1, 2018, Con Edison Clean Energy Businesses will be the single employer of the three named subsidiaries.

Exhibit 10.1.5.3

Name of Company	Effective Date of Participation in the 401(k) and 401(m) formula	Eligible Employees	Effective Date of Termination as Participating Employer

Cogeneration Facility
CED Operating Company, L.P.	June 1, 2000	Employees working at the Lakewood Cogeneration Facility	May 8, 2008 all Eligible Employees
Con Edison Transmission	January 1, 2017	Employees are eligible for the 401(k) formula, 401(m) formula

Exhibit 10.1.5.3

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on December 18 , 2017

/s/ Richard Bagwell
Vice President of Human Resources of
Consolidated Edison Company of New York, Inc.
And the Plan Administrator of the Thrift Savings Plan